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                                   SECOND AMENDMENT
                                          TO
                                   CREDIT AGREEMENT

         THIS AMENDMENT (the "Amendment") dated as of December 23, 1996 (the "Second Amendment Effective Date"), is made and entered into among MONTGOMERY WARD & CO., INCORPORATED (the "Company") and the banks listed on the signature pages hereof (herein, together with their respective successors and assigns, collectively called the "Lenders" and individually called a "Lender").

         WHEREAS the Lenders are parties to that certain Credit Agreement dated as of October 4, 1996, as amended as of December 23, 1996 (the "Credit Agreement"), among Montgomery Ward & Co., Incorporated, various Lenders, The Bank of New York as Documentation Agent, and The Bank of Nova Scotia, as Administrative Agent; and

         WHEREAS the Company and the Lenders desire to amend the Credit Agreement in certain respects;

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                      ARTICLE I

                                      AMENDMENTS

         1.1 SECTION 1.1 of the Credit Agreement is hereby amended by adding the following definition to read in its entirety as follows:

         "APPLICABLE MARGIN" means as to any Type of Loan, for any period set forth below, a rate per annum, as follows:


                                         EURODOLLAR           BASE RATE
            PERIOD                          LOAN                LOAN
            ------                       ----------           ---------

    Prior to December 23,                   1.50%               0.00%
    1996

    December 23, 1996                       1.50%               0.25%
    through March 31, 1997

    April 1, 1997                           2.00%               0.75%
    through June 30, 1997

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                                         EURODOLLAR           BASE RATE
            PERIOD                          LOAN                LOAN
            ------                       ----------           ---------

    After June 30, 1997                     2.50%               1.25%


         1.2  SECTION 6.1 of the Credit Agreement is hereby amended so that
SECTION 6.1 shall read in its entirety as follows:

         6.1 INTEREST RATES. The Company hereby promises to pay interest on the unpaid principal amount of each Loan for the period commencing on the Funding Date of such Loan until such Loan is paid in full, as follows:

                   (a) if such Loan is a Base Rate Loan, at a rate per annum equal to the Base Rate from time to time in effect, plus the Applicable Margin;

                   (b) if such Loan is a Eurodollar Loan, at a rate per annum during each Interest Period equal to the Eurodollar Rate applicable to such Interest Period, plus the Applicable Margin;

    PROVIDED, HOWEVER, that after maturity of any Loan (whether by acceleration or otherwise), such Loan shall bear interest on the unpaid principal amount thereof at a rate per annum equal to the Base Rate from time to time in effect (but not less than the applicable interest rate in effect at maturity) plus 2% per annum. The Company hereby further promises to pay any additional interest on the unpaid principal amount of each applicable Eurodollar Loan, whether before or after the maturity thereof, as may be required in accordance with SECTION 9.


                                      ARTICLE II

                            REPRESENTATIONS AND WARRANTIES

         The Company hereby represents and warrants to the Agents and the Lenders as follows:

         2.1 NO DEFAULT. No Event of Default or Unmatured Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

         2.2 DUE EXECUTION. The execution, delivery and performance of this Agreement, (i) are within the Company's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not require any governmental approval

                                          2

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which has not been previously obtained (and each such governmental approval that has been previously obtained remains effective), (iv) do not and will not contravene or conflict with any provision of law, or of any judgment, decree or order, or of the Company's charter or by-laws, and (v) do not and will not contravene or conflict with, or cause any Lien to arise under, any provision of any agreement binding upon the Company, any Subsidiary or any of their respective properties.

         2.3 VALIDITY. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

         2.4 CREDIT AGREEMENT. All representations and warranties of the Company contained in SECTIONS 10.1, 10.2, 10.3, 10.4(a), 10.7, 10.10, 10.11,
10.12, 10.15 and 10.18 of the Credit Agreement are true and correct as of the date hereof with the same effect as though made on the date hereof.

                                     ARTICLE III

                                       GENERAL

         3.1 EXPENSES. The Company agrees to pay all fees and expenses of McDermott, Will & Emery as counsel to the Documentation Agent and the Administrative Agent in connection with the preparation, execution and delivery of this Amendment.

         3.2 EFFECTIVENESS. (a) Article I of this Amendment shall become effective as of the Second Amendment Effective Date, subject, however, to receipt by the Documentation Agent of counterparts of this Amendment, whether on the same or different counterparts, executed by the Company and the Required Lenders (or in the case of any Lender as to which an executed counterpart shall not have been so received, telegraphic, telefax, telex or other written confirmation of execution of a counterpart hereof by such Lender) in form and substance reasonably satisfactory to the Documentation Agent.

         (b)  Concurrent with the effectiveness of this Amendment pursuant to
SECTION 3.2(a), the Company hereby agrees that it will cause the following documents to be furnished to the Documentation Agent in form and substance reasonably satisfactory to the Documentation Agent.

              (i) RESOLUTIONS. Copies of the resolutions of the board of directors of each of the Company and the Guarantor authorizing the transactions contemplated by this Amendment and the Guaranty, certified by the Secretary or an Assistant Secretary (or in the case of the Guarantor, the Clerk or Assistant Clerk) of the Company and the Guarantor;

                                          3

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              (ii) INCUMBENCY.  A certificate of the Secretary or Assistant
    Secretary (or in the case of the Guarantor, the Clerk or Assistant Clerk) of each of the Company and the Guarantor certifying the names and true signatures of the officers of the Company or the Guarantor authorized to execute, deliver and perform, as applicable, this Amendment and the Guaranty; and

             (iii) OPINION OF COUNSEL FOR THE COMPANY AND THE GUARANTOR. A letter from Altheimer & Gray, counsel for the Company and the Guarantor, addressed to the Agents and the Banks substantially in the form attached hereto.

         3.3 DEFINITIONS. Except as otherwise herein specifically defined, all the capitalized terms contained herein shall have the meaning ascribed to such terms in the Credit Agreement.

         3.4 REAFFIRMATION. Except as hereinabove expressly provided, all the terms and provisions of the Credit Agreement shall remain in full force and effect and all references therein and in any related documents to the Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

         3.5 SUCCESSORS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         3.6 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

         3.7 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.


                                          4

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    Delivered at Chicago, Illinois as of the day, month and year first above written.

                                  MONTGOMERY WARD & CO., INCORPORATED


                                  By:   /s/ Douglas V. Gathany
                                      -------------------------------
                                  Name:  Douglas V. Gathany


ACCEPTED AND APPROVED:


THE BANK OF NEW YORK, in its
individual capacity and in
its capacity as Documentation Agent

By:
   ------------------------------
Name:


THE BANK OF NOVA SCOTIA, in its
individual capacity and in its
capacity as Administrative Agent

By:
   ------------------------------
Name:


GENERAL ELECTRIC CAPITAL CORPORATION,
in its individual capacity

By:
   ------------------------------
Name:

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GUARANTY REAFFIRMED:


LECHMERE, INC.


By:   /s/ Carol J. Harms
   ------------------------------
Name:  Carol J. Harms